UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 10, 2023

INTERLINK ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37659	77-0056625
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1 Jenner, Suite 200
Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

(805) 484-8855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LINK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01       Changes in Registrant’s Certifying Accountant.

On January 10, 2023, Interlink Electronics, Inc. engaged LMHS, P.C. (“LMHS”) as our independent registered public accounting firm for our fiscal year ended December 31, 2022, effective immediately, and dismissed Macias Gini & O’Connell LLP (“MGO”) as our independent registered public accounting firm. Our engagement of LMHS was approved by the audit committee of our board of directors.

In connection with the audit of our financial statements for the fiscal year ended December 31, 2021, and for the quarters ended March 31, 2022, June 30, 2022, and September 30, 2022, and for the subsequent period through the date of this Current Report on Form 8-K, there were: (i) no disagreements between us and MGO on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreements in its report on our financial statements for such fiscal years; and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We provided MGO with a copy of the disclosures in this Current Report on Form 8-K and requested that MGO furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not MGO agrees with our statements in this Item 4.01. A copy of the letter dated January 11, 2023, furnished by MGO in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During our two most recent fiscal years ended December 31, 2021 and 2022 and through January 10, 2023, neither we nor anyone on our behalf consulted with LMHS with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on our financial statements, and LMHS did not provide either a written report or oral advice to us that LMHS concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01       Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

16.1	Letter to the Securities and Exchange Commission from Macias Gini & O’Connell LLP dated January 11, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2023	INTERLINK ELECTRONICS, INC.

	By:	/s/ Ryan J. Hoffman
Ryan J. Hoffman
Chief Financial Officer

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